Exhibit 99.1

VSee Health, Inc. Announces

Postponement of Annual Meeting of Stockholders Until December 30, 2025

SAN JOSE, CALIFORNIA / December 12, 2025 / VSee Health, Inc. (NASDAQ: VSEE) a  leader in innovative telemedicine solutions, today announced that it anticipates that it will not have a sufficient number of shares of the Company’s common stock present in person or represented by proxy at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), scheduled for Monday, December 15, 2025 at 2:30 p.m. Eastern Time, to constitute a quorum. The Company has decided to postpone the Annual Meeting to 2:30 p.m. Eastern Time on December 30, 2025. The Annual Meeting will be conducted via live webcast at the following address: https://www.cstproxy.com/vseehealth/2025.

The close of business on November 20, 2025 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Annual Meeting. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action.

No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. The Company encourages all of its stockholders to read the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on November 24, 2025 (the “Proxy Statement”), which is available free of charge on the SEC’s website at www.sec.gov, and on the Company’s website at https://vseehealth.com/investors/sec-filings.

The Company will continue to solicit votes from its stockholders with respect to the proposals set forth in the Proxy Statement. The Company encourages all stockholders who have not yet voted to do so before December 29, 2025 at 11:59 p.m., Eastern Time. Your vote is important regardless of how many shares you own. Voting as soon as possible will help us save on the costs associated with the Annual Meeting.

About VSee Health

VSee Health (NASDAQ:VSEE) is a telehealth technology and services company delivering high-acuity virtual care solutions through its scalable, API-driven platform. The Company’s offerings integrate secure video, device data, and EHR connectivity to power hospital systems, health networks, and employers across the United States. For more information, please visit vseehealth.com.

Forward-Looking Statements

Matters discussed in this news release that are not statements of historical or current facts, including but not limited to those relating to VSee Health’s ability to improve healthcare access and provider efficiencies, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the anticipated closing of the offering; the Company’s anticipated use of proceeds from the offering; and other statements that are not historical facts, including statements which may be accompanied by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause performance or achievements to be materially different from historical results or from any future performance or achievements expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. More information on risk factors relating to VSee Health and its technology and billing services is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of VSee Health’s periodic and current filings with the SEC, which are also made available on VSee Health’s website at www.vseehealth.com. Forward-looking statements speak only as of the date they are made, and VSee Health undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Contact:

Anne Chang
VSee Health
media@vsee.com

VSee Investor Contact:

Milton Chen
VSee Health
investor@vsee.com

SOURCE: VSee Health